Supplement to the
Fidelity® Blue Chip Growth ETF, Fidelity® Blue Chip Value ETF, Fidelity® Growth Opportunities ETF, Fidelity® Magellan® ETF, Fidelity® New Millennium ETF, Fidelity® Real Estate Investment ETF, and Fidelity® Small-Mid Cap Opportunities ETF
November 29, 2022
Prospectus

Fidelity® Blue Chip Value ETF and Fidelity® New Millennium ETF changed their classification from a non-diversified fund to a diversified fund.
ETC-PSTK-0723-104 1.9903671.104	July 14, 2023